Cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Cash and cash equivalents
Cash and cash equivalents

Note 11. Cash and cash equivalents

	As of December 31,
(in thousands of euros)	2021	2022	2023
Other cash equivalents(1)	42,900	16,798	17,933
Cash at bank and at hand	43,653	69,939	8,985
Cash and cash equivalents	86,553	86,736	26,918

As of December 31, 2023, cash and cash equivalents amounted to €26.9 million compared to €86.7 million as of December 31, 2022, a decrease of €59.8 million (69)%, mainly related to the Company’s ongoing research activities, in particular the Phase III trial with lanifibranor for the treatment of NASH and, to a lesser extent, to the LEGEND Phase IIa trial.

During the year ended December 2023, IVA received an aggregate amount of €4.3 million in milestone payments from CTTQ after withholding tax of €0.5 million and €9.5 million in upfront fees from Hepalys.

On August 31, 2023, the Company announced a €35.7 million financing, in gross proceeds, consisting of two transactions: (i) a capital increase for total gross proceeds of €30.6 million (the “August 2023 Share Issuance”) and (ii) the issuance of royalty certificates (the “Royalty Certificates”) for an aggregate amount of €5.1 million (see Note 1.2 – Significant events of 2023).